UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2023

Super League Enterprise, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38819	47-1990734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2912 Colorado Avenue, Suite 203 Santa Monica, California 90404
(Address of principal executive offices)

(213) 421-1920
(Registrant’s telephone number, including area code)

Super League Gaming, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLGG	Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

See Item 8.01.

Item 8.01 Other Events.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 24, 2023, Super League Enterprise, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Aegis Capital Corp. (the “Underwriter”) on August 21, 2023, relating to the Company’s public offering (the “Offering”) of 15,573,077 shares (the “Shares”) of its Common Stock, par value $0.001 per share (“Common Stock”), and pre-funded warrants to purchase 1,350,000 shares of Common Stock in lieu of Common Stock (the “Pre-Funded Warrants”, and collectively with the Shares, the “Firm Securities”) to certain investors. Pursuant to the Underwriting Agreement, the Company also granted the Underwriters a 45-day option (the “Over-Allotment Option”) to purchase an additional 2,538,461 shares of Common Stock and/or Pre-Funded Warrants (the “Over-Allotment Securities”), or approximately 126,924 shares of Common Stock and/or Pre-Funded Warrants after giving effect to the Company’s reverse stock split that was effective September 11, 2023.

On September 12, 2023, the Underwriter partially exercised its Over-Allotment Option and purchased an additional 32,616 shares of Common Stock at a price of $2.60 per share. The issuance by the Company of the Over-Allotment Securities resulted in total gross proceeds of approximately $84,800, before deducting underwriting discounts, commissions, and other offering expenses payable by the Company.

A copy of the Press Release announcing the exercise of the Option is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits Index

Exhibit No.	Description
99.1	Press Release issued by Super League Gaming, Inc., dated September 11, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Super League Gaming, Inc.

Date: September 13, 2023	By:	/s/ Clayton Haynes
Clayton Haynes Chief Financial Officer